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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02090
Invesco Van Kampen Bond Fund
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/29/12

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 29, 2012

Invesco Van Kampen Bond Fund
NYSE: VBF

2	Performance Summary
2	Management Discussion
4	Additional Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
20	Financial Statements
22	Notes to Financial Statements
29	Financial Highlights
30	Auditor’s Report
31	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
This is the annual report for Invesco Van Kampen Bond Fund for the fiscal year ended February 29, 2012. The Fund’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the Fund provided positive absolute returns for the period, but underperformed the style-specific index as security selection within the volatile financials sector and yield curve positioning detracted from relative performance. On a market price basis, the Fund’s return was positive, reflecting investors’ increasing acceptance of risk and desire for yield in the latter part of the reporting period.

Performance
Total returns, 2/28/11 to 2/29/12

Fund at NAV	10.13%

Fund at Market Value	22.13

Barclays Baa U.S. Corporate Bond Index ▼	11.50

Market Price Premium to NAV as of 2/29/12	1.02

Source:▼Lipper Inc.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We invest primarily in fixed-rate US investment grade corporate bonds with flexibility to incorporate up to 20% in non-investment grade and non-dollar securities, as well as foreign sovereign and corporate securities (both developed and emerging markets). We also may invest in government securities, asset-backed securities (ABS), commercial mortgage backed securities (CMBS) and residential mortgage backed securities (MBS). The Fund also may invest in derivative instruments such as futures contracts and swap agreements, including but not limited to, interest rate futures and credit default swaps.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic analysis and bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

■	General liquidity needs of the Fund.

Market conditions and your Fund
Global financial markets were unsettled during much of the fiscal year as investors assessed and reacted to the economic implications of global events, including the Japanese earthquake and tsunami, the US debt ceiling debate and a reinvigorated eurozone sovereign debt crisis. At the start of the reporting period, US economic indicators were mixed, and there was little consensus regarding the threat of US inflation. At the same time, anxiety linked to the aforementioned events and related concerns about global financial instability began dominating headlines and investor psyche, leading to periods of extreme risk aversion, wider credit spreads and high demand for the perceived safe haven of US government bonds lasting into late 2011.
     Global bond market conditions began to improve during the latter part of the reporting period as European Central Bank liquidity funding helped alleviate acute market stress, and optimism grew for Greece’s acceptance of fiscal austerity measures. As risk appetites returned, credit spreads narrowed, helping non-government securities generally outperform government bonds across quality and maturity spectrums. Despite the market volatility during the reporting period,

Portfolio Composition
By security type

U.S. Dollar Denominated Bonds and Notes	94.7%

U.S. Treasury Securities	2.4

Asset-Backed Securities	1.1

Municipal Obligations	0.6

Non-U.S. Dollar Denominated Bonds & Notes	0.6

Preferred Stocks	0.1

Money Market Funds Plus Other Assets Less Liabilities	0.5

Top Five Fixed Income Holdings*

1.	U.S. Treasury Bonds	2.0%

2.	International Lease Finance Corp.	1.4

3.	Hutchison Whampoa International Ltd.	1.0

4.	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	0.9

5.	Telecom Italia Capital S.A.	0.9

Total Net Assets	$234.2 million

Total Number of Holdings*	528
The Fund’s holdings are subject to change, and there is no assurance that the Fund’s will continue to hold any particular security.
*Excluding money market fund holdings.

2	Invesco Van Kampen Bond Fund

US economic conditions showed incremental improvement with housing, consumer spending and unemployment all exhibiting mildly positive developments.
     The interest rate environment was positive for government bond returns during the reporting period, despite Standard & Poor’s credit rating downgrade of the US government’s long-term debt that occurred in August 2011. The US Federal Reserve maintained a federal funds target rate in a range of zero to 0.25% and indicated it will be sustained into late 2014.1 Investor demand drove US Treasury yields for maturities of between two and 30 years lower. With inflation expectations held in check, long-term bonds generally outperformed short and intermediate maturities as investors were willing to extend out on the yield curve for incremental returns. The broader US investment grade bond market, as measured by the Barclays U.S. Aggregate Index (including government bonds, corporate bonds and MBS), generated a positive total return for the fiscal year. US credit spreads widened to reflect heightened systemic risks, before rallying late in the reporting period. The significant decline in rates across the yield curve supported gains across most domestic bond market sectors for the fiscal year.
     With this economic environment as a backdrop, the Fund generated a positive return at NAV but underperformed its style-specific index.
     Sector selections had notable positive influence on relative performance. Early in the year, robust outperformance was generated by the portfolio’s exposure to investment grade financials, high yield and emerging market sectors. However, as concerns about global financial stability grew, our sustained overweight position in financials, along with our underweight positions in better performing consumer non-cyclicals, utilities and energy holdings partially offset beneficial sector selection at the beginning of the year. A strategy to manage overall credit risk in the portfolio during the volatile summer of 2011 entailed buying credit protection via credit default swap indexes (CDX). Credit risk management using CDX was implemented in July 2011 and helped compensate for the negative effect of widening credit spreads during July and August 2011. Toward the end of the reporting period, lower credit risk premiums and increased investor demand drove some recovery in the battered investment grade financials and the high yield sectors. Our sustained overweight exposure to these benefited relative returns.
     Security selection was a net detractor from relative returns on an NAV basis. Our underweight position in BBB rated2 credits, the best performing quality segment within the investment grade credit universe, hindered performance. Additionally, notable weaknesses in many of our banking holdings were a drag on relative performance for much of the reporting period before rallying sharply near the end of the year.
     The Fund also used active duration and yield curve positioning for risk management and for generating alpha versus the style-specific index. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/ return expectations. On average, we maintained a duration posture that was close to neutral. However, the timing and magnitude of our variances in relation to the style-specific index detracted from relative performance as rates moved lower throughout the fiscal year. Yield curve positioning also detracted from relative performance as the Fund was consistently underweight at some longer maturity points on the curve where the pronounced decline in rates was especially beneficial. In addition, US Treasury futures were an important investment tool in the management of our targeted portfolio duration, and the Fund realized a small gain from the use of futures during the reporting period.
     Thank you for investing in Invesco Van Kampen Bond Fund and for sharing our long-term investment horizon.
1 Source: US Federal Reserve
2 Source: Standard & Poors. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit: standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Chuck Burge
Portfolio manager, is manager of Invesco Van Kampen Bond Fund. He has been responsible for the Fund since 2010. Mr. Burge has been associated with Invesco or its investment advisory affiliates since 2002. He earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Bond Fund. He has been responsible for the Fund since 2010. Mr. Craddock has been associated with Invesco or its investment advisory affiliates since 1999. He earned a B.S. with honors in mechanical engineering from Clemson University and an M.B.A. in finance from Georgia Tech’s Dupree School of Management.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Bond Fund. He has been responsible for the Fund since 2011. Mr. Ehret has been associated with Invesco or its investment advisory affiliates since 2001. He earned a B.S. in economics with a minor in statistics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.

3	Invesco Van Kampen Bond Fund

Additional Information
Invesco Van Kampen Bond Fund’s investment objective is to seek interest income while conserving capital.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund reports, visit invesco.com/fundreports.

About indexes used in this report
■	The Barclays Baa U.S. Corporate Bond Index is the Baa component of the Barclays U.S. Corporate Investment Grade Index.

■	The Barclays U.S. Corporate Investment Grade Index consists of publicly issued, fixed rate, non-convertible investment grade debt securities.

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	NYSE Symbol	VBF
4	Invesco Van Kampen Bond Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Fund, allowing you to potentially increase your investment over time.

Plan benefits
■	Add to your account:

You may increase the amount of shares in your Fund easily and automatically with the Plan.
■	Low transaction costs:

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by a Fund, there is no fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include your Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally 10 business days before such Distributions are paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your reinvestment shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Fund is trading at a discount – a market price that is lower than NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Fund. If your Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if your Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and applicable per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
   To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5	Invesco Van Kampen Bond Fund

Schedule of Investments(a)

February 29, 2012

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes–94.70%
Advertising–0.68%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 4.00%, 03/15/22	$340,000	$338,826

WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	1,080,000	1,247,326

		1,586,152

Aerospace & Defense–0.36%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	70,000	81,725

Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	10,000	10,575

7.13%, 03/15/21	40,000	43,200

L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 11/15/16	650,000	685,173

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	25,000	27,250

		847,923

Agricultural Products–1.37%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/16	1,685,000	1,757,620

Cargill, Inc., Sr. Unsec. Notes, 5.60%, 09/15/12(b)	600,000	615,458

Corn Products International, Inc., Sr. Unsec. Notes,
3.20%, 11/01/15	460,000	478,065

6.63%, 04/15/37	300,000	350,172

		3,201,315

Airlines–1.65%
America West Airlines Pass Through Trust,
Series 2001-1, Class G, Sec. Pass Through Ctfs., 7.10%, 04/02/21	353,721	343,994

American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)(c)	110,000	92,400

American Airlines Pass Through Trust,
Series 2009-1A, Sec. Pass Through Ctfs.,
10.38%, 07/02/19	426,627	463,157

Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	772,176	762,524

Continental Airlines Pass Through Trust,
Series 2007-1, Class C, Sec. Global Pass
Through Ctfs., 7.34%, 04/19/14	38,293	39,059

Series 2009-1, Sec. Pass Through Ctfs.,
9.00%, 07/08/16	13,271	15,229

Series 2010-1, Class B, Sec. Pass Through
Ctfs., 6.00%, 01/12/19	738,824	717,121

Delta Air Lines Pass Through Trust,
Series 2010-1, Class A, Sec. Pass Through Ctfs.,
6.20%, 07/02/18	503,599	550,182

Series 2010-1, Class B, Sec. Pass Through
Ctfs., 6.38%, 01/02/16(b)	15,000	14,437

Series 2010-2, Class A, Sec. Pass Through Ctfs.,
4.95%, 05/23/19	476,609	506,695

Series 2010-2, Class B, Sec. Pass Through
Ctfs., 6.75%, 11/23/15(b)	20,000	19,300

Series 2011-1, Class A, Sec. Pass Through Ctfs.,
5.30%, 04/15/19	165,000	176,240

Delta Air Lines, Inc.,
Sec. Notes, 12.25%, 03/15/15(b)	75,000	81,750

Sr. Sec. Notes, 9.50%, 09/15/14(b)	9,000	9,697

US Airways Pass Through Trust–Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	76,672	69,580

		3,861,365

Alternative Carriers–0.11%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	50,000	52,375

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	65,000	68,900

Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	50,000	57,125

Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes, 9.38%, 04/01/19	25,000	27,687

Sr. Unsec. Gtd. Notes,
8.13%, 07/01/19(b)	25,000	26,313

8.63%, 07/15/20(b)	20,000	21,400

		253,800

Aluminum–0.04%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	80,000	82,050

Apparel Retail–0.25%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	55,000	60,912

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	380,000	382,375

J. Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	65,000	65,325

Limited Brands Inc., Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	70,000	77,525

		586,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Apparel, Accessories & Luxury Goods–0.16%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	$135,000	$141,750

Jones Group/Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	145,000	141,375

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	100,000	100,500

		383,625

Asset Management & Custody Banks–0.22%
DJO Finance LLC/Corp.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	5,000	4,300

Sr. Unsec. Gtd. Sub. Global Notes,
9.75%, 10/15/17	65,000	50,131

First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	15,000	15,337

State Street Capital Trust III, Jr. Unsec. Gtd. Sub. Variable Rate Bonds, 5.54%(d)(e)	435,000	435,544

		505,312

Auto Parts & Equipment–0.12%
Allison Transmission Inc., Sr. Unsec. Gtd Notes, 7.13%, 05/15/19(b)	80,000	82,600

American Axle & Manufacturing, Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/15/19	50,000	53,500

Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21	60,000	65,250

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 12/15/20	75,000	81,187

		282,537

Automobile Manufacturers–0.12%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	220,000	283,800

Automotive Retail–1.09%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	1,600,000	1,824,673

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	675,000	738,335

		2,563,008

Biotechnology–0.81%
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 5.65%, 12/01/41	1,670,000	1,861,223

STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	25,000	26,937

		1,888,160

Brewers–1.30%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes,
3.00%, 10/15/12	2,000,000	2,031,493

8.20%, 01/15/39	120,000	190,370

SABMiller Holdings Inc., Sr. Unsec. Gtd. Notes,
3.75%, 01/15/22(b)	460,000	477,158

4.95%, 01/15/42(b)	325,000	344,819

		3,043,840

Broadcasting–1.80%
Clear Channel Communications, Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 03/01/21	80,000	73,400

Clear Channel Worldwide Holdings Inc., Sr. Sub. Gtd. Notes, 7.63%, 03/15/20(b)	35,000	35,000

COX Communications Inc., Sr. Unsec. Notes, 8.38%, 03/01/39(b)	305,000	430,034

Cox Communications Inc., Sr. Unsec. Notes, 6.25%, 06/01/18(b)	1,300,000	1,516,973

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 3.70%, 06/01/15	2,000,000	2,150,754

		4,206,161

Building Products–0.26%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	40,000	28,800

Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	70,000	68,775

Building Materials Corp. of America, Sr. Sec. Gtd. Notes, 7.50%, 03/15/20(b)	75,000	81,562

Sr. Unsec. Notes, 6.88%, 08/15/18(b)	55,000	59,400

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	65,000	66,503

Nortek Inc, Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	163,000	158,314

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	99,000	107,539

USG Corp.,
Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	10,000	10,813

Sr. Unsec. Notes, 9.75%, 01/15/18	35,000	34,125

		615,831

Cable & Satellite–3.96%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/31/22	5,000	5,375

Comcast Corp.,
Sr. Unsec. Gtd. Global Notes,
5.70%, 05/15/18	1,545,000	1,820,180

6.50%, 01/15/15	500,000	573,097

Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	580,000	725,084

DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	2,100,000	2,208,937

Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	25,000	26,625

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	15,000	16,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Cable & Satellite–(continued)

Kabel BW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	$150,000	$161,625

NBC Universal Media LLC, Sr. Unsec. Global Notes,
2.10%, 04/01/14	375,000	383,229

5.15%, 04/30/20	210,000	243,624

5.95%, 04/01/41	355,000	431,033

Time Warner Cable, Inc.,
Sr. Unsec. Gtd. Global Notes,
6.55%, 05/01/37	310,000	374,186

6.75%, 07/01/18	685,000	842,893

8.75%, 02/14/19	455,000	602,150

Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	350,000	393,851

Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 5.25%, 01/15/21	420,000	460,731

		9,268,970

Casinos & Gaming–0.27%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	55,000	59,675

Caesars Entertainment Operating Co. Inc.,
Sec. Gtd. Global Notes, 12.75%, 04/15/18	50,000	43,250

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	10,000	7,750

Chester Downs & Marina LLC, Sr. Sec. Notes, 9.25%, 02/01/20(b)	10,000	10,500

CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	5,000	5,313

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	270,000	274,725

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	30,000	32,737

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	57,000	57,855

Snoqualmie Entertainment Authority,
Sr. Sec. Floating Rate Notes,
4.53%, 02/01/14(b)(e)	10,000	9,275

Sr. Sec. Notes, 9.13%, 02/01/15(b)	85,000	84,150

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	50,000	56,750

		641,980

Coal & Consumable Fuels–0.07%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	95,000	103,787

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	40,000	42,150

Westmoreland Coal Co./Westmoreland Partners, Sr. Sec. Notes, 10.75%, 02/01/18(b)	16,000	15,480

		161,417

Communications Equipment–0.05%
Avaya Inc.,
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	80,000	81,100

Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	20,000	20,150

ViaSat Inc., Sr. Unsec. Gtd. Notes, 6.88%, 06/15/20(b)	25,000	25,875

		127,125

Computer & Electronics Retail–0.03%
Rent-A-Center Inc., Sr. Unsec. Gtd Global Notes, 6.63%, 11/15/20	75,000	78,563

Computer Storage & Peripherals–0.01%
Seagate HDD Cayman,
Sr. Unsec. Gtd. Global Notes, 7.75%, 12/15/18	10,000	11,313

Sr. Unsec. Gtd. Notes, 7.00%, 11/01/21(b)	15,000	16,650

		27,963

Construction & Engineering–0.12%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	80,000	82,300

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	50,000	51,500

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	155,000	156,550

		290,350

Construction & Farm Machinery & Heavy Trucks–0.20%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	45,000	53,212

Chrysler Group LLC/CG Co.-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	200,000	203,000

Commercial Vehicle Group, Inc., Sec. Gtd. Notes, 7.88%, 04/15/19(b)	52,000	53,170

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	40,000	44,600

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	54,000	59,265

Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	50,000	53,375

		466,622

Construction Materials–0.30%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	100,000	99,033

CRH America Inc., Sr. Unsec. Gtd. Notes, 8.13%, 07/15/18	315,000	368,630

Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	90,000	87,638

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	145,000	139,200

		694,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Consumer Finance–1.61%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	$275,000	$303,875

Capital One Capital VI, Jr. Ltd. Gtd. Sub. Trust Pfd. Securities, 8.88%, 05/15/40	600,000	623,250

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	75,000	83,437

SLM Corp.,
Sr. Unsec. Medium-Term Global Notes,
6.25%, 01/25/16	745,000	779,001

Series A, Sr. Unsec. Medium-Term Notes,
5.00%, 10/01/13	1,930,000	1,976,220

		3,765,783

Data Processing & Outsourced Services–0.07%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	125,000	126,250

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/18	5,000	5,400

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/20	30,000	32,550

		164,200

Department Stores–0.89%
Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	2,000,000	2,002,500

Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	85,000	73,950

		2,076,450

Distillers & Vintners–0.06%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 9.13%, 12/01/16(b)	100,000	72,000

Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	60,000	68,025

		140,025

Diversified Banks–9.18%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes,
2.88%, 04/25/14	250,000	248,859

4.00%, 04/27/16	350,000	345,318

ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	1,000,000	1,001,311

Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/17(b)	335,000	342,002

BBVA U.S. Senior S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.25%, 05/16/14	1,100,000	1,083,263

BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(b)	775,000	761,512

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(d)	210,000	266,181

Hana Bank (South Korea), Sr. Unsec. Notes,
4.25%, 06/14/17(b)	500,000	512,646

4.50%, 10/30/15(b)	1,075,000	1,121,742

HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(b)	1,080,000	963,480

HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 4.13%, 08/12/20(b)	1,275,000	1,320,030

HSBC Finance Corp., Sr. Unsec. Sub. Global Notes, 6.68%, 01/15/21	957,000	1,029,174

ICICI Bank Ltd. (India), Sr. Unsec. Notes, 4.75%, 11/25/16(b)	600,000	594,345

ING Bank N.V. (Netherlands),
Sr. Unsec. Notes, 3.00%, 09/01/15(b)	510,000	501,960

Unsec. Notes, 3.75%, 03/07/17(b)	990,000	988,669

Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes,
3.50%, 08/22/17	355,000	358,705

4.38%, 08/10/15	1,135,000	1,190,047

Lloyds TSB Bank PLC (United Kingdom),
Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	525,000	543,917

Sr. Unsec. Gtd. Medium-Term Notes,
5.80%, 01/13/20(b)	690,000	716,861

Unsec. Gtd. Sub. Medium-Term Notes,
6.50%, 09/14/20(b)	540,000	520,304

RBS Capital Trust II, Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(d)(f)	25,000	17,375

Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec. Global Notes, 6.40%, 10/21/19	760,000	797,848

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	1,160,000	1,206,528

Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes,
2.99%, 10/07/13(b)	500,000	494,539

3.72%, 01/20/15(b)	800,000	765,078

Societe Generale S.A. (France), Sr. Unsec. Medium-Term Notes, 5.20%, 04/15/21(b)	1,200,000	1,172,418

Standard Chartered Bank (United Kingdom), Unsec. Sub. Notes, 6.40%, 09/26/17(b)	800,000	875,284

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.20%, 05/12/16(b)	500,000	508,109

VTB Bank OJSC Via VTB Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes,
6.32%, 02/22/18(b)	915,000	926,035

6.55%, 10/13/20(b)	325,000	325,314

		21,498,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Diversified Capital Markets–0.77%
Credit Suisse AG (Switzerland),
Sub. Global Notes, 5.40%, 01/14/20	$475,000	$478,042

Unsec. Sub. Global Notes, 6.00%, 02/15/18	230,000	242,663

UBS AG (Switzerland), Sr. Unsec. Global Notes, 5.88%, 12/20/17	985,000	1,092,387

		1,813,092

Diversified Chemicals–0.96%
Dow Chemical Co. (The), Sr. Unsec. Global Notes,
4.25%, 11/15/20	985,000	1,057,697

5.25%, 11/15/41	1,000,000	1,098,802

Huntsman International LLC, Sr. Unsec. Gtd. Global Notes, 5.50%, 06/30/16	27,000	27,034

Sr. Unsec. Gtd. Sub. Global Notes,
8.63%, 03/15/21	60,000	68,175

		2,251,708

Diversified Metals & Mining–1.41%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(b)	660,000	858,908

Freeport-McMoRan Copper & Gold Inc.,
Sr. Unsec. Global Notes, 3.55%, 03/01/22	300,000	299,432

Sr. Unsec. Notes, 8.38%, 04/01/17	1,320,000	1,383,360

Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	45,000	31,727

Southern Copper Corp., Sr. Unsec. Global Notes,
5.38%, 04/16/20	230,000	254,492

6.75%, 04/16/40	335,000	368,324

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	103,017

		3,299,260

Diversified REIT’s–0.25%
Qatari Diar Finance QSC (Qatar), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	545,000	580,074

Drug Retail–1.47%
CVS Pass Through Trust,
Sec. Global Pass Through Ctfs.,
6.04%, 12/10/28	1,300,423	1,426,458

Sec. Mortgage Pass Through Ctfs., 8.35%, 07/10/31(b)	195,524	241,971

Sr. Sec. Gtd. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	1,647,338	1,763,669

		3,432,098

Electric Utilities–2.56%
DCP Midstream LLC, Sr. Unsec. Notes,
9.70%, 12/01/13(b)	1,500,000	1,685,209

9.75%, 03/15/19(b)	500,000	656,226

Enel Finance International N.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.13%, 10/07/19(b)	820,000	800,456

Entergy Gulf States Louisiana LLC, Sec. First Mortgage Bonds, 5.59%, 10/01/24	650,000	738,511

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	350,000	409,953

Southern Co. (The)–Series A, Sr. Unsec. Notes, 2.38%, 09/15/15	400,000	414,181

Southern Power Co.–Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	1,175,000	1,293,250

		5,997,786

Electrical Components & Equipment–0.01%
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	30,000	31,650

Electronic Components–1.02%
Corning, Inc., Sr. Unsec. Notes,
4.75%, 03/15/42	1,600,000	1,630,304

6.63%, 05/15/19	140,000	170,163

7.25%, 08/15/36	490,000	593,720

		2,394,187

Electronic Equipment & Instruments–0.15%
FLIR Systems, Inc., Sr. Unsec. Notes, 3.75%, 09/01/16	345,000	352,718

Electronic Manufacturing Services–0.03%
Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	60,000	61,275

Environmental & Facilities Services–0.62%
Waste Management, Inc., Sr. Unsec. Gtd. Notes,
4.60%, 03/01/21	680,000	757,674

5.00%, 03/15/14	645,000	696,555

		1,454,229

Food Retail–0.54%
Safeway, Inc., Sr. Unsec. Notes, 3.40%, 12/01/16	1,215,000	1,262,772

Forest Products–0.01%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Notes, 8.50%, 04/01/21(b)	45,000	34,313

Gas Utilities–0.08%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	65,000	58,012

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	115,000	123,050

		181,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Gold–1.10%
Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	$1,000,000	$958,795

Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Notes,
5.13%, 09/01/21(b)	300,000	300,847

6.88%, 09/01/41(b)	700,000	733,700

Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 6.25%, 10/01/39	475,000	591,950

		2,585,292

Health Care Distributors–0.56%
AmerisourceBergen Corp., Sr. Unsec. Gtd. Notes, 3.50%, 11/15/21	1,250,000	1,307,166

Health Care Equipment–0.40%
Boston Scientific Corp., Sr. Unsec. Notes, 4.50%, 01/15/15	310,000	333,080

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	600,000	607,451

		940,531

Health Care Facilities–0.19%
HCA, Inc., Sr. Sec. Gtd. Global Notes,
5.88%, 03/15/22	35,000	35,963

7.88%, 02/15/20	95,000	104,975

HealthSouth Corp., Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	40,000	43,300

7.75%, 09/15/22	20,000	21,850

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.27%, 09/15/15(e)	30,000	26,700

Tenet Healthcare Corp., Sr. Unsec. Global Notes,
8.00%, 08/01/20	55,000	58,712

9.25%, 02/01/15	135,000	151,200

		442,700

Health Care Services–2.14%
Aristotle Holding, Inc.,
Sr. Gtd. Notes, 2.65%, 02/15/17(b)	1,000,000	1,010,868

Sr. Unsec. Gtd. Notes, 6.13%, 11/15/41(b)	1,000,000	1,109,534

Express Scripts, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/12	1,585,000	1,605,944

Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	445,000	460,146

Highmark, Inc., Sr. Unsec. Notes,
4.75%, 05/15/21(b)	395,000	403,308

6.13%, 05/15/41(b)	375,000	403,126

Universal Hospital Services Inc., Sec. Gtd. Global Notes, 8.50%, 06/01/15	20,000	20,650

		5,013,576

Health Care Technology–0.04%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	85,000	91,588

Homebuilding–0.15%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 07/15/15	50,000	47,000

8.13%, 06/15/16	57,000	53,295

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	145,000	135,937

KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/20	22,000	22,275

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	52,000	55,120

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	15,000	14,288

Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	20,000	20,857

		348,772

Hotels, Resorts & Cruise Lines–1.67%
CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. Global PIK Notes, 10.75%, 01/15/17	59,043	64,062

Hyatt Hotels Corp., Sr. Unsec. Notes,
3.88%, 08/15/16	500,000	519,526

6.88%, 08/15/19(b)	155,000	173,289

Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.50%, 10/15/27	30,000	30,450

Wyndham Worldwide Corp.,
Sr. Unsec. Global Notes, 6.00%, 12/01/16	1,145,000	1,304,551

Sr. Unsec. Notes, 4.25%, 03/01/22	1,800,000	1,805,690

		3,897,568

Household Products–0.03%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	74,000	75,850

Housewares & Specialties–0.02%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	35,000	36,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Independent Power Producers & Energy Traders–0.13%
AES Corp. (The), Sr. Unsec. Global Notes, 8.00%, 10/15/17	$95,000	$109,962

AES Red Oak LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	63,673	65,743

Calpine Corp.,
Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	20,000	21,750

Sr. Sec. Notes, 7.25%, 10/15/17(b)	60,000	63,900

NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	35,000	35,700

		297,055

Industrial Conglomerates–1.43%
General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes,
4.65%, 10/17/21	600,000	654,206

5.50%, 01/08/20	320,000	368,424

Hutchison Whampoa International Ltd. (Hong Kong), Unsec. Gtd. Sub., 6.00%(b)(d)	2,290,000	2,335,800

		3,358,430

Industrial Machinery–0.67%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	49,000	51,205

Pentair, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21	1,430,000	1,524,323

		1,575,528

Integrated Oil & Gas–1.55%
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	450,000	521,220

Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Loan Participation Notes, 6.13%, 11/09/20(b)	960,000	1,008,799

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.50%, 02/06/17	735,000	751,113

Total Capital International S.A. (France), Sr. Unsec. Gtd. Global Notes, 1.50%, 02/17/17	1,350,000	1,353,461

		3,634,593

Integrated Telecommunication Services–3.39%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	86,000	124,417

AT&T Inc., Sr. Unsec. Global Notes,
2.95%, 05/15/16	370,000	394,355

4.45%, 05/15/21	190,000	214,204

6.15%, 09/15/34	500,000	603,923

Deutsche Telekom International Finance B.V. (Netherlands),
Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	440,000	630,083

Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/19	150,000	175,652

Sr. Unsec. Gtd. Notes, 6.75%, 08/20/18	225,000	273,875

Unsec. Gtd. Notes, 4.88%, 03/06/42(b)	1,000,000	992,356

France Telecom S.A. (France), Sr. Unsec. Global Notes, 5.38%, 01/13/42	135,000	147,848

Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	40,000	35,000

Qtel International Finance Ltd. (Bermuda), Sr. Unsec. Gtd. Notes,
3.38%, 10/14/16(b)	315,000	319,745

4.75%, 02/16/21(b)	200,000	203,719

Qwest Corp., Sr. Unsec. Notes, 6.88%, 09/15/33	210,000	209,475

Telecom Italia Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.00%, 06/04/18	2,080,000	2,152,405

Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	880,000	887,954

Verizon Communications, Inc., Sr. Unsec. Global Notes,
4.75%, 11/01/41	300,000	322,263

6.40%, 02/15/38	200,000	253,320

		7,940,594

Internet Retail–0.26%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	585,000	599,746

Internet Software & Services–0.05%
Equinix Inc., Sr. Unsec. Notes,
7.00%, 07/15/21	50,000	55,625

8.13%, 03/01/18	50,000	56,250

		111,875

Investment Banking & Brokerage–3.56%
Charles Schwab Corp. (The), Jr. Unsec. Sub. Notes, 7.00%(d)	1,165,000	1,221,896

E*Trade Financial Corp., Sr. Unsec. Notes, 6.75%, 06/01/16	15,000	15,262

Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes,
3.63%, 02/07/16	350,000	351,911

3.70%, 08/01/15	615,000	627,345

5.25%, 07/27/21	565,000	565,538

5.75%, 01/24/22	230,000	240,939

Unsec. Sub. Global Notes, 6.75%, 10/01/37	1,000,000	1,000,962

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes,
6.00%, 01/14/20(b)	1,095,000	1,029,942

7.63%, 08/13/19(b)	498,000	515,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Investment Banking & Brokerage–(continued)

Morgan Stanley,
Sr. Unsec. Global Notes, 4.00%, 07/24/15	$1,000,000	$998,326

Sr. Unsec. Notes, 3.45%, 11/02/15	1,000,000	982,243

Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	370,000	386,038

Schwab Capital Trust I, Jr. Unsec. Gtd. Sub. Notes, 7.50%, 11/15/37	385,000	397,512

		8,333,848

Leisure Facilities–0.00%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	10,000	10,513

Leisure Products–0.03%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	70,000	72,275

Life & Health Insurance–4.02%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	650,000	685,212

Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	950,000	944,063

MetLife, Inc.,
Jr. Unsec. Sub. Global Notes, 10.75%, 08/01/39	785,000	1,122,550

Series A, Sr. Unsec. Notes, 6.82%, 08/15/18	50,000	61,035

Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	1,645,000	1,628,836

Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	1,150,000	1,268,640

Prudential Financial, Inc.,
Series C, Sr. Unsec. Medium-Term Notes, 5.40%, 06/13/35	1,500,000	1,551,105

Series D, Sr. Unsec. Disc. Medium-Term Notes, 4.75%, 09/17/15	820,000	898,069

Sr. Unsec. Medium-Term Notes,
6.63%, 12/01/37	390,000	464,480

7.38%, 06/15/19	645,000	802,294

		9,426,284

Life Sciences Tools & Services–0.30%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	610,000	707,383

Managed Health Care–1.56%
Cigna Corp.,
Sr. Unsec. Global Notes,
2.75%, 11/15/16	635,000	648,669

5.38%, 02/15/42	890,000	948,414

Sr. Unsec. Notes,
4.50%, 03/15/21	435,000	469,096

5.88%, 03/15/41	350,000	399,390

UnitedHealth Group Inc., Sr. Unsec. Notes,
3.88%, 10/15/20	400,000	435,940

5.95%, 02/15/41	590,000	751,757

		3,653,266

Marine–0.00%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	10,000	8,350

Metal & Glass Containers–0.00%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	10,000	10,250

Movies & Entertainment–0.76%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	190,000	198,787

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	75,000	83,062

Time Warner, Inc.,
Sr. Unsec. Gtd. Deb., 6.50%, 11/15/36	675,000	826,170

Sr. Unsec. Gtd. Global Notes,
4.00%, 01/15/22	100,000	106,332

5.38%, 10/15/41	505,000	561,449

		1,775,800

Multi-Line Insurance–1.07%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	1,055,000	1,318,486

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	2,000	1,867

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	55,000	58,850

Liberty Mutual Group Inc.,
Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37 (Acquired 02/08/11-09/01/11; Cost $552,975)(b)	550,000	539,000

Sr. Unsec. Gtd. Notes, 5.00%, 06/01/21(b)	560,000	561,344

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	25,000	31,332

		2,510,879

Multi-Utilities–0.82%
Abu Dhabi National Energy Co. (Vietnam), Sr. Unsec. Notes, 4.13%, 03/13/17(b)	800,000	815,428

Consumers Energy Co., Sr. Sec. First Mortgage Bonds, 5.80%, 09/15/35	480,000	578,450

Dominion Resources, Inc., Sr. Unsec. Notes, 2.25%, 09/01/15	500,000	520,632

		1,914,510

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Office REIT’s–0.72%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	$1,525,000	$1,593,884

DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	75,000	83,250

		1,677,134

Office Services & Supplies–0.77%
Steelcase, Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	1,730,000	1,806,760

Oil & Gas Drilling–1.09%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	6,000	6,375

Transocean Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	835,000	901,242

Transocean Inc. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/21	1,400,000	1,652,474

		2,560,091

Oil & Gas Equipment & Services–0.10%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	88,000	92,620

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	100,000	105,250

SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	30,000	31,725

		229,595

Oil & Gas Exploration & Production–3.41%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 7.63%, 03/15/14	750,000	838,702

Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	35,000	37,363

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 09/01/21	95,000	103,075

Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	5,000	5,063

6.63%, 08/15/20	87,000	91,024

Cimarex Energy Co., Sr. Unsec. Gtd. Notes,
7.13%, 05/01/17	35,000	36,575

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
7.13%, 04/01/21	50,000	55,937

8.25%, 10/01/19	45,000	50,625

Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	365,000	392,870

Encana Corp. (Canada), Sr. Unsec. Global Notes,
3.90%, 11/15/21	780,000	787,441

6.50%, 02/01/38	945,000	1,059,243

EOG Resources, Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	475,000	524,951

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	69,000	61,927

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	55,000	55,550

Gazprom OAO Via Gaz Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes, 6.51%, 03/07/22(b)	265,000	288,850

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	80,000	84,950

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	190,000	203,300

Noble Energy Inc., Sr. Unsec. Global Notes, 4.15%, 12/15/21	685,000	719,656

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 01/20/20	410,000	452,898

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	630,000	692,748

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.63%, 06/01/18	160,000	172,800

QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	35,000	35,525

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	12,000	12,180

5.75%, 06/01/21	80,000	85,800

SM Energy Co.,
Sr. Unsec. Notes, 6.50%, 11/15/21(b)	20,000	21,800

Sr. Unsec. Global Notes, 6.63%, 02/15/19	20,000	21,600

Southwestern Energy Co., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/22(b)	990,000	988,782

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	60,000	64,575

WPX Energy Inc., Sr. Unsec. Notes, 6.00%, 01/15/22(b)	35,000	36,225

		7,982,035

Oil & Gas Refining & Marketing–0.04%
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	105,000	102,112

Oil & Gas Storage & Transportation–3.29%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 8.75%, 06/15/18(b)	42,000	45,203

Chesapeake Midstream Partners L.P./CHKM Finance Corp., Sr. Unsec. Gtd. Notes,
5.88%, 04/15/21(b)	75,000	76,687

6.13%, 07/15/22(b)	5,000	5,188

Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	100,000	106,250

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	63,000	72,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)

Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	$690,000	$737,496

Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	250,000	283,195

Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	1,250,000	1,544,757

Series G, Sr. Unsec. Gtd. Global Notes,
5.60%, 10/15/14	720,000	793,720

Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Notes, 6.50%, 03/01/20(b)	6,000	6,150

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 08/01/21	44,000	42,680

Kinder Morgan Energy Partners L.P., Sr. Unsec. Notes, 5.85%, 09/15/12	560,000	575,070

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
6.25%, 06/15/22	30,000	32,400

6.50%, 08/15/21	85,000	92,437

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	105,000	67,987

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	95,000	103,194

Spectra Energy Capital LLC,
Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/19	225,000	287,445

Sr. Unsec. Gtd. Notes, 5.67%, 08/15/14	500,000	543,282

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	70,000	75,075

Sr. Unsec. Gtd. Notes, 6.38%, 08/01/22(b)	15,000	15,900

Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	40,000	41,400

Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	755,000	947,662

Williams Partners L.P./Williams Partners Finance Corp., Sr. Unsec. Global Notes, 7.25%, 02/01/17	1,000,000	1,218,025

		7,713,574

Other Diversified Financial Services–5.34%
Bank of America Corp.,
Sr. Unsec. Global Notes, 3.70%, 09/01/15	500,000	501,360

Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	695,000	727,505

Bear Stearns Cos., LLC (The),
Sr. Unsec. Global Notes, 7.25%, 02/01/18	680,000	823,269

Unsec. Sub. Notes, 5.55%, 01/22/17	1,030,000	1,130,441

Citigroup Inc.,
Sr. Unsec Global Notes, 5.88%, 01/30/42	1,015,000	1,101,794

Sr. Unsec. Global Notes, 6.13%, 05/15/18	1,450,000	1,624,407

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes,
2.75%, 07/01/13(b)	555,000	563,239

5.80%, 10/15/12(b)	200,000	205,735

International Lease Finance Corp.,
Sr. Sec. Notes, 6.50%, 09/01/14(b)	2,970,000	3,166,762

Sr. Unsec. Global Notes, 8.75%, 03/15/17	40,000	45,275

Sr. Unsec. Notes, 8.25%, 12/15/20	295,000	329,847

JPMorgan Chase & Co., Sr. Unsec. Global Notes,
3.15%, 07/05/16	390,000	402,280

3.45%, 03/01/16	270,000	280,546

5.40%, 01/06/42	710,000	770,839

Merrill Lynch & Co., Inc., Sub. Global Notes, 7.75%, 05/14/38	765,000	826,239

		12,499,538

Packaged Foods & Meats–1.21%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	35,000	35,175

Kraft Foods Inc.,
Sr. Unsec. Global Notes, 6.88%, 02/01/38	1,255,000	1,657,860

Sr. Unsec. Notes, 6.88%, 01/26/39	850,000	1,120,128

Post Holdings Inc., Sr. Unsec. Notes, 7.38%, 02/15/22(b)	10,000	10,725

		2,823,888

Paper Packaging–0.01%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	15,000	15,413

Paper Products–0.46%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	108,000	109,012

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	40,000	42,650

International Paper Co., Sr. Unsec. Global Notes,
4.75%, 02/15/22	280,000	306,357

6.00%, 11/15/41	405,000	470,489

Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	70,000	73,500

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14	45,000	27,113

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	45,000	46,069

		1,075,190

Pharmaceuticals–0.17%
Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	100,000	111,000

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	20,000	22,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Pharmaceuticals–(continued)

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	$35,000	$36,706

NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	65,000	71,988

Wyeth, Sr. Unsec. Gtd. Notes, 6.45%, 02/01/24	120,000	158,916

		400,660

Property & Casualty Insurance–1.96%
Burlington Northern Santa Fe LLC, Sr. Unsec. Notes, 4.40%, 03/15/42	500,000	495,685

CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	1,100,000	1,279,226

QBE Capital Funding III Ltd. (Jersey), Unsec. Gtd. Sub. Notes, 7.25%, 05/24/41(b)	1,500,000	1,365,000

W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	600,000	688,460

XL Group PLC (Ireland), Sr. Unsec. Global Notes, 5.25%, 09/15/14	710,000	751,137

		4,579,508

Railroads–1.17%
Canadian Pacific Railway Co. (Canada), Sr. Unsec. Notes, 4.45%, 03/15/23	225,000	233,167

CSX Corp.,
Sr. Unsec. Global Notes, 6.15%, 05/01/37	770,000	942,342

Sr. Unsec. Notes, 5.50%, 04/15/41	1,350,000	1,566,587

		2,742,096

Real Estate Services–0.01%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	32,000	34,160

Regional Banks–0.88%
BB&T Capital Trust II, Jr. Unsec. Ltd. Gtd. Sub. Global Notes, 6.75%, 06/07/36	80,000	81,705

CIT Group Inc.,
Sec. Gtd. Bonds, 7.00%, 05/02/17(b)	80,000	80,300

Sec. Gtd. Notes, 5.50%, 02/15/19(b)	20,000	20,550

First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	340,000	356,529

Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	1,030,000	1,080,697

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	345,000	353,625

Synovus Financial Corp.,
Sr. Unsec. Global Notes, 7.88%, 02/15/19	35,000	36,225

Unsec. Sub. Global Notes, 5.13%, 06/15/17	65,000	59,475

		2,069,106

Research & Consulting Services–0.51%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	60,000	64,500

Novant Health, Inc., Bonds, 5.85%, 11/01/19	1,000,000	1,139,120

		1,203,620

Restaurants–0.44%
Yum! Brands, Inc., Sr. Unsec. Global Notes, 6.88%, 11/15/37	780,000	1,020,939

Retail REIT’s–0.26%
WEA Finance LLC, Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	500,000	598,935

Semiconductor Equipment–0.07%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	85,000	89,144

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	70,000	72,800

		161,944

Semiconductors–0.08%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	170,000	189,125

Soft Drinks–0.32%
Coca-Cola Enterprises, Inc., Sr. Unsec. Notes, 1.13%, 11/12/13	750,000	755,079

Sovereign Debt–0.54%
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.63%, 03/15/22	500,000	511,743

South Africa Government (South Africa), Sr. Unsec. Global Bonds, 4.67%, 01/17/24	725,000	759,437

		1,271,180

Specialized Finance–1.25%
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	1,080,000	1,152,808

National Rural Utilities Cooperative Finance Corp.,
Sec. Bonds,
1.00%, 02/02/15	500,000	502,484

1.90%, 11/01/15	500,000	514,674

Sr. Sec. Bonds, 3.05%, 03/01/16	720,000	765,684

		2,935,650

Specialized REIT’s–3.04%
American Tower Corp.,
Sr. Unsec. Global Notes, 4.63%, 04/01/15	820,000	874,435

Sr. Unsec. Notes, 4.50%, 01/15/18	1,115,000	1,154,424

Entertainment Properties Trust, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	1,250,000	1,343,557

HCP, Inc., Sr. Unsec. Notes, 3.75%, 02/01/16	265,000	275,886

Host Hotels & Resorts L.P., Sr. Gtd. Global Notes, 6.00%, 11/01/20	50,000	54,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Specialized REIT’s–(continued)

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	$25,000	$26,750

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	20,000	21,575

Senior Housing Properties Trust, Sr. Unsec. Notes,
4.30%, 01/15/16	1,755,000	1,762,020

6.75%, 12/15/21	500,000	543,750

Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes,
4.25%, 03/01/22	130,000	129,671

4.75%, 06/01/21	895,000	923,418

		7,110,111

Specialty Chemicals–0.07%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	85,000	89,462

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	25,000	25,797

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	55,000	59,400

		174,659

Specialty Stores–0.03%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	70,000	74,638

Steel–1.59%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds, 9.85%, 06/01/19	770,000	929,860

Sr. Unsec. Global Notes,
4.50%, 02/25/17	1,035,000	1,042,918

5.50%, 03/01/21	135,000	133,837

6.25%, 02/25/22	20,000	20,707

6.75%, 03/01/41	135,000	131,786

7.00%, 10/15/39	625,000	614,412

FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	15,000	15,601

7.00%, 11/01/15(b)	75,000	79,875

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	40,000	41,700

Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.88%, 11/10/39	580,000	718,963

		3,729,659

Systems Software–0.05%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 12/20/10; Cost $122,700)(b)	120,000	106,800

Technology Distributors–0.22%
Avnet Inc., Sr. Unsec. Notes, 5.88%, 06/15/20	460,000	504,133

Textiles–0.07%
Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	160,000	170,400

Tires & Rubber–0.05%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	50,000	53,812

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes,
7.00%, 05/15/22	60,000	61,275

8.25%, 08/15/20	4,000	4,380

		119,467

Tobacco–1.11%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes,
4.13%, 09/11/15	1,000,000	1,097,569

4.75%, 05/05/21	935,000	1,030,409

9.70%, 11/10/18	340,000	463,971

		2,591,949

Trading Companies & Distributors–0.09%
Aircastle Ltd., Sr. Notes, 9.75%, 08/01/18(b)	15,000	16,950

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	114,000	118,275

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18	25,000	26,500

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Global Notes, 8.25%, 02/01/21	25,000	26,500

UR Financing Escrow Corp.,
Sec. Gtd. Notes, 5.75%, 07/15/18(b)	5,000	5,137

Sr. Unsec. Notes, 7.63%, 04/15/22(b)	20,000	20,650

		214,012

Trucking–0.11%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19	65,000	68,331

9.75%, 03/15/20	15,000	16,425

Hertz Corp. (The),
Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19	80,000	84,200

7.38%, 01/15/21	55,000	59,950

7.50%, 10/15/18	10,000	10,825

Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	20,000	20,975

		260,706

Wireless Telecommunication Services–1.23%
America Movil S.A.B de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	565,000	687,439

Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	120,000	117,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Bond Fund

	Principal
	Amount		Value

Wireless Telecommunication Services–(continued)

Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		$181,000	$181,452

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)		1,215,000	1,281,825

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		100,000	102,375

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/21		85,000	90,312

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20		65,000	67,113

7.88%, 09/01/18		35,000	37,516

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		85,000	75,225

Sprint Nextel Corp.,
Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)		20,000	20,425

9.00%, 11/15/18(b)		45,000	50,400

Sr. Unsec. Notes, 11.50%, 11/15/21(b)		15,000	16,444

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)		150,000	154,875

			2,883,301

Total U.S. Dollar Denominated Bonds and Notes (Cost $208,676,555)			221,807,745

U.S. Treasury Securities–2.34%
U.S. Treasury Bills–0.13%
0.10%, 11/15/12(g)(h)		300,000	299,709

U.S. Treasury Bonds–2.21%
4.75%, 02/15/41		3,450,000	4,600,899

3.75%, 08/15/41		520,000	589,956

			5,190,855

Total U.S. Treasury Securities (Cost $4,622,281)			5,490,564

Asset-Backed Securities–1.13%
Bear Stearns Commercial Mortgage Securities–Series 2007-T26, Class A4, Variable Rate Pass Through Ctfs., 5.47%, 01/12/45(e)		700,000	805,553

LB-UBS Commercial Mortgage Trust–Series 2006-C6, Class A4, Pass Through Ctfs., 5.37%, 09/15/39		760,000	865,987

Santander Drive Auto Receivables Trust–Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17		790,000	794,767

TIAA Seasoned Commercial Mortgage Trust–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.43%, 08/15/39(e)		169,578	172,115

Total Asset-Backed Securities (Cost $2,208,400)			2,638,422

Municipal Obligations–0.61%
Alameda (County of), California Joint Powers Authority (Multiple Capital); Series 2010 A, Lease RB, 7.05%, 12/01/44		530,000	656,569

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable RB, 6.64%, 04/01/57		670,000	782,111

Total Municipal Obligations (Cost $1,236,776)			1,438,680

Non-U.S. Dollar Denominated Bonds & Notes–0.55%(i)
Canada–0.02%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	49,000	51,604

Ireland–0.05%
Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	100,000	128,215

Italy–0.03%
Lottomatica S.p.A.-REGS, Jr. Unsec. Sub. Bonds, 8.25%, 03/31/66(b)	EUR	50,000	60,777

Luxembourg–0.15%
Cirsa Funding Luxembourg S.A.-REGS, Sr. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	100,000	128,881

Codere Finance Luxembourg S.A.-REGS, Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	65,000	86,586

Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	90,000	124,685

			340,152

Netherlands–0.14%
Carlson Wagonlit B.V.-REGS, Sr. Sec. Gtd. Floating Rate Notes, 6.88%, 05/01/15(b)(e)	EUR	100,000	127,382

Cemex Finance Europe B.V., Gtd. Notes, 4.75%, 03/05/14	EUR	50,000	61,390

Ziggo Bond Co. B.V., Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	100,000	141,536

			330,308

United Kingdom–0.16%
Boparan Finance PLC-REGS, Sr. Unsec. Gtd. Notes, 9.75%, 04/30/18(b)	EUR	100,000	132,211

Odeon & UCI Finco PLC, Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	150,000	238,023

			370,234

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,274,263)			1,281,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Bond Fund

	Shares	Value

Preferred Stocks–0.13%
Consumer Finance–0.03%
Ally Financial, Inc.,
Series G, 7.00% Pfd.(b)	7	$6,075

Series A, 8.50% Pfd.	1,440	32,011

GMAC Capital Trust I, Series 2, 8.13% Jr. Gtd. Sub. Pfd.	1,615	37,920

		76,006

Office REIT’s–0.01%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	560	14,252

Regional Banks–0.08%
Zions Bancorp., Series C, 9.50% Pfd.	7,800	204,906

Tires & Rubber–0.01%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	420	19,605

Total Preferred Stocks (Cost $317,768)		314,769

Money Market Funds–1.77%
Liquid Assets Portfolio–Institutional Class(j)	2,067,805	2,067,805

Premier Portfolio–Institutional Class(j)	2,067,805	2,067,805

Total Money Market Funds (Cost $4,135,610)		4,135,610

TOTAL INVESTMENTS–101.23% (Cost $222,471,653)		237,107,080

OTHER ASSETS LESS LIABILITIES–(1.23)%		(2,884,970)

NET ASSETS–100.00%		$234,222,110

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $57,466,029, which represented 24.53% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 29, 2012 represented 0.04% of the Fund’s Net Assets.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(f)	Interest payments have been suspended under European Union agreement for 24 months beginning April 30, 2010.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	Foreign denominated security. Principal amount is denominated in currency indicated.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Bond Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $218,336,043)	$232,971,470

Investments in affiliated money market funds, at value and cost	4,135,610

Total investments, at value (Cost $222,471,653)	237,107,080

Foreign currencies, at value (Cost $84,196)	85,609

Receivable for:
Investments sold	1,080,958

Dividends and interest	3,081,143

Unrealized appreciation on swap agreements	7,934

Premiums paid on swap agreements	29,995

Total assets	241,392,719

Liabilities:
Payable for:
Investments purchased	7,006,731

Dividends	1,705

Foreign currency contracts outstanding	9,315

Variation margin	23,094

Accrued other operating expenses	129,764

Total liabilities	7,170,609

Net assets applicable to shares outstanding	$234,222,110

Net assets consist of:
Shares of beneficial interest	$218,313,681

Undistributed net investment income	(841,977)

Undistributed net realized gain	2,027,259

Unrealized appreciation	14,723,147

$234,222,110

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Outstanding	11,350,334

Net asset value per share	$20.64

Market value per share	$20.85

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Bond Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$11,502,300

Dividends	17,374

Dividends from affiliated money market funds	1,897

Total investment income	11,521,571

Expenses:
Advisory fees	967,100

Administrative services fees	52,960

Custodian fees	20,951

Transfer agent fees	67,983

Trustees’ and officers’ fees and benefits	28,641

Professional services fees	87,346

Other	90,990

Total expenses	1,315,971

Less: Fees waived	(2,280)

Net expenses	1,313,691

Net investment income	10,207,880

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	7,666,059

Foreign currencies	(20,470)

Foreign currency contracts	86,254

Futures contracts	2,504

Swap agreements	(38,460)

7,695,887

Change in net unrealized appreciation (depreciation) of:
Investment securities	3,959,522

Foreign currencies	3,177

Foreign currency contracts	(9,315)

Futures contracts	(206,136)

Swap agreements	7,934

3,755,182

Net realized and unrealized gain	11,451,069

Net increase in net assets from operations	$21,658,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Bond Fund

Statement of Changes in Net Assets

For the year ended February 29, 2012, the period July 1, 2010 to February 28, 2011 and the year ended June 30, 2010.

		Eight months
	Year ended	ended	Year ended
	February 29,	February 28,	June 30,
	2012	2011	2010

Operations:
Net investment income	$10,207,880	$6,997,233	$11,786,074

Net realized gain	7,695,887	8,360,615	5,512,962

Change in net unrealized appreciation (depreciation)	3,755,182	(3,848,549)	14,668,622

Net increase in net assets resulting from operations	21,658,949	11,509,299	31,967,658

Distributions to shareholders from net investment income	(10,885,391)	(7,424,263)	(11,609,494)

Distributions to shareholders from net realized gains	(4,639,800)	—	—

Net change in net assets resulting from operations	6,133,758	4,085,036	20,358,164

Share transactions–net:
Net increase in net assets resulting from share transactions	289,973	107,791	261,395

Net increase in net assets	6,423,731	4,192,827	20,619,559

Net assets:
Beginning of year	227,798,379	223,605,552	202,985,993

End of year (includes undistributed net investment income of $(841,977), $(395,570) and $(263,263), respectively)	$234,222,110	$227,798,379	$223,605,552

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Bond Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
  The Fund’s investment objective is to seek interest income while conserving capital.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security

22        Invesco Van Kampen Bond Fund

will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations

23        Invesco Van Kampen Bond Fund

resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
I.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an

24        Invesco Van Kampen Bond Fund

improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.42%

Over $500 million	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses (excluding certain items discussed below) to 0.58%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses to exceed the limit reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $2,280.
  The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under this agreement are shown in the Statement of Operations as administrative services fees.
  Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

25        Invesco Van Kampen Bond Fund

  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$4,444,304	$6,075	$—	$4,450,379

U.S. Treasury Securities	—	5,490,564	—	5,490,564

Asset-Backed Securities	—	2,638,422	—	2,638,422

Corporate Debt Securities	—	221,817,855	—	221,817,855

Municipal Obligations	—	1,438,680	—	1,438,680

Foreign Government Debt Securities	—	1,271,180	—	1,271,180

Total Investments	$4,444,304	$232,662,776	$—	$237,107,080

Foreign Currency Contracts*	—	(9,315)	—	(9,315)

Futures*	85,924	—	—	85,924

Swap Agreements*	—	7,934	—	7,934

Total	$4,530,228	$232,661,395	$—	$237,191,623

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap Agreements(a)	$7,934	$—

Currency risk
Foreign Currency Contracts(b)	533	(9,848)

Interest rate risk
Futures contracts(c)	85,924	—

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized appreciation on swap agreements.
(b)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.
(c)	Includes cumulative appreciation of futures. Only current day’s variation margin receivable (payable) is reported within the Statements of Assets and Liabilities.

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Foreign Currency	Swap
	Futures*	Contracts*	Agreements*

Realized Gain (Loss)
Credit risk	$—	$—	$(38,460)

Currency risk	—	86,254	—

Interest rate risk	2,504	—	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$7,934

Currency risk	—	(9,315)	—

Interest rate risk	(206,136)	—	—

Total	$(203,632)	$76,939	$(30,526)

*	The average notional value outstanding of futures, foreign currency contracts and swap agreements during the period was $16,080,006, $ 419,026, and $3,094,167, respectively.

26        Invesco Van Kampen Bond Fund

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Long Contracts	Contracts	Month	Value	Appreciation

U.S. Treasury 5 Year Notes	299	June-2012	$36,828,390	$18,060

U.S. Treasury Ultra Bonds	16	June-2012	2,516,000	10,466

Subtotal			$39,344,390	$28,526

Short Contracts
U.S. Treasury 10 Year Notes	123	June-2012	$(16,107,234)	$57,398

Subtotal			$(16,107,234)	$57,398

Total			$23,237,156	$85,924

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

05/09/12	RBC Dain Rauscher	EUR	638,000	USD	844,052	$850,131	$(6,079)

05/17/12	Morgan Stanley	GBP	142,000	USD	222,516	225,752	(3,236)

							$(9,315)

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Credit Default Swap Agreements
					Implied	Notional
		Buy/Sell	(Pay)/Receive	Expiration	Credit	Amount	Unrealized
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Appreciation

Bank of America	Royal Caribbean	Sell	0.40%	03/20/2017	4.91%	$1,100	$4,386

Morgan Stanley	Carnival Corp.	Buy	(0.40)%	03/20/2017	1.64	1,100	3,548 (b)

Total Credit Default Swap Agreements							$7,934

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	Includes unamortized premium at period-end of $29,995.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $32,509 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A trustee of the Trust is of counsel with the firm.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

27        Invesco Van Kampen Bond Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 29, 2012, the Period July 1, 2010 to February 28, 2011 and the Year Ended June 30, 2010:

	Year ended	Eight months ended	Year ended
	February 29,	February 28,	June 30,
	2012	2011	2010

Ordinary income	$10,885,391	$7,424,263	$11,609,494

Long-term capital gain	4,639,800	—	—

Total distributions	$15,525,191	$7,424,263	$11,609,494

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$2,354,209

Net unrealized appreciation — investments	13,543,109

Net unrealized appreciation — other investments	11,111

Shares of beneficial interest	218,313,681

Total net assets	$234,222,110

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to bond premium amortization and wash sales.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $991,204 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward at period-end.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $131,096,095 and $137,595,641, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $32,327,842 and $29,857,915. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$14,619,953

Aggregate unrealized (depreciation) of investment securities	(1,076,844)

Net unrealized appreciation of investment securities	$13,543,109

Cost of investments for tax purposes is $223,563,971.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of reclassification of over distribution, bond premium amortization and foreign currency transactions, on February 29, 2012, undistributed net investment income was increased by $231,104, undistributed net realized gain was increased by $254,438 and shares of beneficial interest was decreased by $485,542. This reclassification had no effect on the net assets of the Fund.

28        Invesco Van Kampen Bond Fund

NOTE 10—Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Year ended	Eight months ended	Year ended
	February 29,	February 28,	June 30,
	2012	2011	2010

Beginning Shares	11,335,939	11,330,647	11,317,176

Shares Issued Through Dividend Reinvestment	14,395	5,292	13,471

Ending Shares	11,350,334	11,335,939	11,330,647

  The Board of Trustees have approved share repurchases whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11—Dividends

The Fund declared the following dividends from net investment income subsequent to February 29, 2012:

Declaration Date	Amount Per Share	Record Date	Payable Date

March 1, 2012	$0.08	March 14, 2012	March 30, 2012

April 2, 2012	$0.08	April 13, 2012	April 30, 2012

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended		Eight months ended
	February 29,		February 28,		Year ended June 30,
	2012		2011		2010	2009	2008	2007

Net asset value beginning of period	$20.10		$19.73		$17.94	$18.33	$18.70	$18.59

Net investment income(a)	0.90		0.62		1.04	0.95	0.92	0.90

Net gains (losses) on securities (both realized and unrealized)	1.01		0.41		1.78	(0.22)	(0.37)	0.15

Total from investment operations	1.91		1.03		2.82	0.73	0.55	1.05

Less distributions from:
Net investment income	(0.96)		(0.66)		(1.03)	(1.12)	(0.92)	(0.94)

Net realized gains	(0.41)		—		—	—	—	—

Total distributions	(1.37)		(0.66)		(1.03)	(1.12)	(0.92)	(0.94)

Net asset value, end of period	$20.64		$20.10		$19.73	$17.94	$18.33	$18.70

Market value, end of period	$20.85		$18.30		$19.65	$17.12	$16.62	$16.84

Total return at net asset value(b)	10.05%		5.35%

Total return at market value(c)	22.13%		(3.69)%		21.02%	10.29%	4.17%	8.38%

Net assets, end of period (000s omitted)	$234,222		$227,798		$223,606	$202,986	$207,338	$211,418

Portfolio turnover rate(d)	72%		79%		77%	59%	111%	188%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursement	0.57	%(e)	0.52	%(f)

Without fee waivers and/or expense reimbursement	0.57	%(e)	0.53	%(f)	0.59%	0.58%	0.61%	0.57%

Ratio of net investment income to average net assets	4.43	%(e)	4.61	%(f)	5.40%	5.54%	4.82%	4.72%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average net assets (000’s) of $230,262.
(f)	Annualized.

29        Invesco Van Kampen Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Bond Fund (hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 23, 2012
Houston, Texas

30        Invesco Van Kampen Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Long-Term Capital Gain Dividends	$4,639,800
U.S. Treasury Obligations*	3.93%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31        Invesco Van Kampen Bond Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Wayne W. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

David C. Arch — 1945 Trustee	1997	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney F. Dammeyer — 1940 Trustee	1997	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Linda Hutton Heagy — 1948 Trustee	2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Howard J Kerr — 1935 Trustee	1997	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	1997	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neutrogena Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

T-2        Invesco Van Kampen Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2012	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Valinda Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco Van Kampen Closed-End Funds.	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

T-4        Invesco Van Kampen Bond Fund

Correspondence information
Send general correspondence to Computershare, P.O. Box 43078, Providence, RI 02940-3078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-02090.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-BOND-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 2/29/2012	Services Rendered to	year end 2/28/2011
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	2/29/2012	Requirement(1)	2/28/2011	Requirement(1)
Audit Fees	$36,300	N/A	$26,250	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$13,600	0%	$2,800	0%
All Other Fees(3)	$0	0%	$1,667	0%

Total Fees	$49,900	0%	$30,717	0%
PWC billed the Registrant aggregate non-audit fees of $13,600 for the fiscal year ended February 29, 2012, and $4,467 for the fiscal year ended February 28, 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns.

(3)	All Other fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2/29/2012 That Were	Provided for fiscal year	2/28/2011 That Were	Provided for fiscal year
	Required	end 2/29/2012	Required	end 2/28/2011
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 29, 2012, and $0 for the fiscal year ended February 28, 2011, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

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VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
•	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.

•	John Craddock, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1999.

•	Peter Ehret, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2001.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
     Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 29, 2012:

		Dollar Range of	Dollar Range of all
	Dollar Range of	Investments in Invesco	Investments in Funds
Portfolio	Investments in each	pooled investment	and Invesco pooled
Manager	Fund[1]	vehicles[2]	investment vehicles
Invesco Van Kampen Bond Fund
Chuck Burge	None	N/A	$100,001-$500,000
John Craddock	None	N/A	$10,001-$50,000
Peter Ehret	None	N/A	$100,001-$500,000

1	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.

2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.

Assets Managed
The following information is as of February 29, 2012:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles
Portfolio	Managed (assets in		Managed (assets in		Other Accounts Managed
Manager	millions)		millions)		(assets in millions)
	Number		Number		Number
	of		of		of
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen Bond Fund
Chuck Burge	8	$25,454.5	7	$2,791.4	2	$265.6
John Craddock	4	$2,012.6	1	$158.4	None	None
Peter Ehret	11	$3,485.6	None	None	None	None
Potential Conflicts of Interest
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
     The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
     The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
     Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
     Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[3]
Invesco [4]	One-, Three- and Five-year performance against Fund peer group.
Invesco Australia[4]
Invesco Deutschland

Invesco Advisors- Invesco Real Estate[5]	Not applicable
Invesco Senior Secured[4,6]

[3]	Rolling time periods based on calendar year-end.

[4]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[5]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[6]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

Sub-Adviser	Performance time period[3]
Invesco Canada[4]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[4] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[7]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
     High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
     Equity-Based Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
     Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter

[7]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Bond Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	May 7, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	May 7, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	May 7, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.